EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SAFER RESIDENCE CORPORATION (the “Company") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report"), I, Melissa Blanchard, Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all  material respects, the financial condition and results of operations of the Company.

                                                         /s/ Melissa Blanchard

Date: August 22 , 2005                      Melissa Blanchard

                                                          Principal Financial Officer